UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey		07306-4599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 27, 2004, Provident Financial Services, Inc. (the “Company”) will make a presentation at the Ryan, Beck & Co. Annual Financial Institution Investor Conference to be held in New York City and will make a copy of the presentation available to persons attending the conference. The presentation discusses the Company’s Commercial Lending business. A copy of the presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Slide presentation to be made at the Ryan, Beck & Co. Annual Financial Institution Investor Conference on October 27, 2004, which may be made available in paper copy to individuals attending the conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: October 27, 2004	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Slide presentation to be made at the Ryan, Beck & Co. Annual Financial Institution Investor Conference on October 27, 2004, which may be made available in paper copy to individuals attending the conference.